Exhibit 99.(q)(4)

DIVERSIFIED INVESTORS FUNDS GROUP
POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER her true and lawful attorney-in-fact and agent in her name, place and stead and on her behalf (a) to sign and cause to be filed registration statements of Diversified Investors Funds Group (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he or she may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.

/s/ Sandra N. Bane

Sandra N. Bane, Trustee	Date: March 1, 2008

DIVERSIFIED INVESTORS FUNDS GROUP
POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER her true and lawful attorneys-in-fact and agents in her name, place and stead and on his her behalf (a) to sign and cause to be filed, in her capacity as Trustee of Diversified Investors Portfolios, registration statements of Diversified Investors Funds Group (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he or she may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/s/ Sandra N. Bane

Sandra N. Bane, Trustee	Date: March 1, 2008